NASDAQ: EYPT Investor Presentation October 2018 Exhibit 99.2

Forward Looking SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Various statements made in this release are forward-looking, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. This presentation is intended for communication for investors only. Nothing in this presentation should be construed as promoting the use of Dexycu™ or product candidates. All statements that address activities, events or developments that we intend, expect or believe may occur in the future are forward-looking statements. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements include uncertainties with respect to: our ability to achieve profitable operations and access to needed capital; fluctuations in our operating results; successful commercialization of, and receipt of revenues from, ILUVIEN® for diabetic macular edema ("DME"), which depends on Alimera's ability to continue as a going concern; Alimera's ability to obtain marketing approvals and the effect of pricing and reimbursement decisions on sales of ILUVIEN; the number of clinical trials and data required for the Durasert technology for the treatment of non-infectious uveitis affecting the posterior segment of the eye, uveitis marketing application approval in the U.S.; our ability to use data in promotion for Durasert micro insert for the treatment of non-infectious uveitis affecting the posterior segment of the eye, U.S. NDA approval which includes clinical trials outside the U.S. U.S. NDA including clinical trials outside the U.S.; our ability to successfully commercialize DEXYCU in the U.S.; our ability to obtain stockholder approval for portions of the EW and SWK investments; our ability to successfully commercialize Durasert three-year uveitis, if approved, in the U.S.; potential off-label sales of ILUVIEN for uveitis; consequences of fluocinolone acetonide side effects; the development of our next-generation Durasert shorter-duration treatment for posterior segment uveitis; potential declines in Retisert® royalties; efficacy and the future development of an implant to treat severe osteoarthritis; our ability to successfully develop product candidates, initiate and complete clinical trials and receive regulatory approvals; our ability to market and sell products; the success of current and future license agreements, including our agreement with Alimera; termination or breach of current license agreements, including our agreement with Alimera; our dependence on contract research organizations, vendors and investigators; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; effects of the potential U.K. exit from the EU; legislative or regulatory changes; volatility of stock price; possible dilution; absence of dividends; and other factors described in our filings with the Securities and Exchange Commission. You should read and interpret any forward-looking statements in light of these risks. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

Acquired Icon Bioscience to transform business and accelerate growth Two ophthalmology launches in 1H 2019 Strong leadership team with seasoned executives at the helm Executing on strategy to expand ophthalmology portfolio and utilize existing platform Obtained $80M+ in capital from new institutional investors Posterior segment uveitis Postoperative inflammation following cataract surgery EyePoint Highlights Transformational Opportunity in Ophthalmology

Management with Proven Commercial Track Record and Highly Experienced Board of Directors Göran Ando, M.D. Chairman of the Board Dr. David J Mazzo Director Nancy Lurker President and CEO Michael W Rogers Director Doug Godshall Director Dr. Jay Duker Director Kristine Peterson Director Ron Eastman Director Board of Directors Nancy Lurker President and CEO David Price Chief Financial Officer Dario Paggiarino, M.D. Chief Medical Officer Jack Weet, Ph.D. SVP, Regulatory Affairs & Quality

Transforming Into a Commercial Stage Specialty Biopharmaceutical Company YUTIQ™ Approved by FDA for Posterior Segment Uveitis on 10/12/18 Transformative acquisition of Icon Bioscience Inc on 3/28/18 added DEXYCU™ (approved by FDA on 2/9/18) to pipeline. EW and other investors commit total proceeds of $80M+, tranched over several months. All now received. Planned launch of YUTIQTM* in first quarter of 2019 Secured pass-through reimbursement for DEXYCUTM on 9/5/18 Planned launch of DEXYCUTM in first half of 2019 `

EyePoint Pharmaceuticals' Product Pipeline

Product / Program	Preclin.	Phase 1	Phase 2	Phase 3	Approval	Market	Rights
DEXYCU™ post-operative inflammation	C-Code Received					1H 2019 Launch	WW
YUTIQ™ three-year treatment for posterior segment uveitis	J-Code Available					1Q 2019 Launch	U.S.(1)
YUTIQ™ shorter duration treatment for posterior segment uveitis					Reg filing in 2019		WW
Durasert™ TKI wet AMD							WW
Verisome® technology – PGE glaucoma							WW
Verisome® technology – NSAID cataract surgery inflammation							WW
ILUVIEN®, RETISERT® Royalties							Partners(1)(2)
Collaborations							Partners(3)

(1) Alimera Sciences, Inc. owns worldwide rights to ILUVIEN® for DME and rights for YUTIQ™ for non-infectious posterior uveitis in the EMEA (not approved for uveitis in EMEA).
(2) RETISERT® (fluocinolone acetonide intravitreal implant), for posterior uveitis, is licensed to and sold by Bausch & Lomb, Inc.
(3) EyePoint is currently engaged in a collaboration relating to a back of the eye disease. EyePoint will continue to evaluate other potential technology platform agreements.

5
EYEPOINT PHARMACEUTICALS

Prevention of Post Ocular Surgery Inflammation

DEXYCUTM: Well Positioned for Commercial Success 3.1% annual growth rate in the U.S. Most performed surgery in the U.S. Cataract surgeries per year 4.4 Million Surveyed cataract surgeons have expressed strong intent to use DEXYCU™ Major advance in treatment of post cataract surgery inflammation Ambulatory surgical centers that perform more than 500 surgeries per year 1,000 C-Code pass through reimbursement for three years post commercialization Potential pathway to reimbursement within Medicare Part B Two year C-Code extension granted to three ASC drugs in March 2018 Reimbursement in place C-Code Baby boomers; longer life expectancy Improvements to intraocular lenses (IOLs) Experienced surgeons Easy-to-use / non-disruptive to surgeon Offsets significant eyedrop burden

Current Post-Cataract Regimen Requires Polypharmacy and Places Significant Burden on Patients and Physician Offices


STEROID
Control inflammation
ANTIBIOTIC
Prevent infection
NSAID
Reduce Pain/Edema
Wk 1
3-4/day
3/day*
1/day**
Wk 2
3-4/day
Wk 3
2/day
Wk 4
1/day
70+ Drops
21 Drops
14 Drops
Up to 105+ Drops Over Four Weeks

PHYSICIAN PERSPECTIVE

POOR PATIENT COMPLIANCE WITH DROP REGIMEN COULD LEAD TO POOR OUTCOMES

SIGNIFICANT NUMBER OF PATIENT CALL BACKS ARE TIME CONSUMING AND DISRUPTIVE TO OFFICE

PATIENTS/CAREGIVERS ARE FRUSTRATED AND CONFUSED WITH REGIMEN IMPACTING SATISFACTION

* Source: Vigamox/Besivance product labeling (not specifically indicated for this use, but are commonly prescribed for use).
** Source: Prolenza/Bromday product labeling (not specifically indicated for this use, but are commonly prescribed for use).

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EYEPOINT PHARMACEUTICALS

DEXYCUTM Uses Verisome® Technology to Deliver 517mg of Dexamethasone1 Administered as a single dose of 5-mL, intraocularly into the posterior chamber inferiorly behind the iris at the end of ocular surgery Formulated in the fully bioerodible Verisome® technology Wong V. et al.  Pharmacokinetic Study of 10090 in the Anterior Chamber of Rabbits (2013). Note: Refer to the full DEXYCU™ product label at www.eyepointpharma.com

DEXYCUTM (dexamethasone intraocular suspension) 9% Profile Single dose (5mL) administered intraocularly in the posterior chamber at the end of surgery Encapsulated in the fully bioerodible Verisome® technology for extended release of API Wong V. et al.  Pharmacokinetic Study of 10090 in the Anterior Chamber of Rabbits (2013). Note: Refer to the full DEXYCU™ product label at www.eyepointpharma.com API Verisome® Technology DEXYCUTM Kit DEXYCU Placement Detectable up to 22 days after single injection(1)

Phase 3 Study 13-04 Results—Efficacy Placebo (n=80) 517mg (n=156) Percentage of Patients with POD 8 ACC Grade=0 ANTERIOR CHAMBER CELL (ACC) COUNT OF ZERO AT DAY 8 Percentage of Patients with ACC = 0 at Day 8 Note: Subjects who received rescue medicine were treated as failure. Difference vs. Placebo (97.5% CI) 517mg 40% (27%, 54%)

DEXYCUTM Rapidly Reduces Inflammation as Early as Day 1 with Statistical Significance at Day 3 through Day 30 * *P≤0.05 vs placebo Day 8 Primary endpoint Placebo (n=80) DEXYCU™ (n=156) * * *

Phase 3 Study 13-04 Safety Results Safety, n (%) Placebo N=80 517 mcg N=156 Any TEAE in study eye 51 (63.8) 72 (46.2) Any ocular SAE in study eye 0 0 Any non-ocular SAE 4 (5.0) 4 (2.6) Study Eye AEs Occurring in ³5% of At Least One Active Treatment Group Intraocular pressure increased 7 (8.8) 21 (13.5) Corneal edema 8 (10.0) 12 (7.7) Eye pain 7 (8.8) 4 (2.6) Anterior chamber inflammation 10 (12.5) 8 (5.1) Dry eye 0 6 (3.8)

DEXYCU™ (dexamethasone intraocular suspension) 9% Placebo-controlled Phase 3 Clinical Study – IOP Levels Data on file. Phase III Study 13-04. Post hoc analysis. % of patients % of patients % of patients % of patients

Market Research Involving Over 100 Cataract Surgeons Shows High Intent To Use 86% indicated intent to use 72% of patients would be appropriate candidates (see product label for warnings, precautions, and adverse reactions) 87% would recommend to a colleague upon commercial availability Primary market research on file September 2017 Refer to the full DEXYCU™ product label at www.eyepointpharma.com

Cataract Surgery Market Potential US Cataract Surgery Market Over 4 million surgeries in 2017 Steroid drops used post surgery in majority of patients C-Code effective October 2018; valid for 3 years once commercial sale commences Precedent exists for extended C-Code reimbursement period post 3 year horizon

In Preclinical Model Verisome® Technology Dexamethasone (Suspension 9%) is Detectable up to 22 Days with Just One Intraocular Injection Verisome® technology allows for the creation of a sphere containing active drug Droplet formation in aqueous media keeps delivery system intact and provides extended drug release via diffusion DROPLET IMAGES UNDER OPTICAL MICROSCOPY API Source:  Wong V. et al.  Pharmacokinetic Study of 10090 in the Anterior Chamber of Rabbits (2013).  Data on file.

Chronic Non-Infectious Posterior Segment Uveitis

High Unmet Need Opportunities YUTIQTM micro insert for chronic non-infectious posterior segment uveitis approved by FDA on 10/12/18 Two Phase 3 studies with a p value of 0.01 over 12 months Consistent micro dosing over time without drug peaks and valleys Corticosteroids remain the standard of care for posterior segment uveitis Treatment goal is to prevent flares, which can lead to blindness UVEITIS THIRD LEADING CAUSE OF BLINDNESS IN THE US

YUTIQTM: Well Positioned for Commercial Success Estimated to cause up to 10% of legal blindness in the U.S., or ~30,000 new cases of blindness per year (third largest cause of blindness) Patients in the U.S. with severe risk of blindness 55K-120K Corticosteroids remain the standard of care for posterior segment uveitis Treatment goal is to prevent flares, which can lead to blindness YUTIQTM provides consistent micro dosing over time without drug peaks and valleys Two Phase 3 studies completed with p < 0.001 over 12 months Corticosteroids remain the standard of care for posterior segment uveitis Clear Benefit Reimbursement will be obtained initially from an existing, not miscellaneous, J-Code Application will be made for a unique YUTIQTM J-Code Via J-Code Reimbursement

YUTIQ™ Specifically Tailored to Provide Benefit in Severe Disease Uveitis is inflammation of the uveal tract (iris, ciliary body, choroid) or adjacent structures The disease is chronic and patients often experience flares of inflammation and swelling that can lead to severe vision loss and blindness YUTIQ™ provides consistent micro dosing of corticosteroid over time without drug peaks and valleys and has been shown to significantly decrease the recurrence of flares primary goal of therapy

YUTIQ™ 3-year Posterior Segment Uveitis Clinical Program INSERTER TRIAL: EASE OF ADMINISTRATION Study 006 clinical trial: 26 patients Primary end-point: Ease of administration Result: Positive usability Study 001 Phase 3 clinical trial: 129 patients Primary end-point: Prevention of recurrence Result: p < 0.001 First Phase 3 Trial: PREVENTION OF RECURRENCE Study 005 Phase 3 clinical trial: 153 patients Primary end-point: Prevention of recurrence Result: p < 0.001 SECOND PHASE 3 TRIAL: PREVENTION OF RECURRENCE Two Primary Efficacy Studies Ease of Use Study

Primary Efficacy Endpoint of Study 001 & Study 005: Recurrence Rate at 6 and 12 months Study 001 (Recurrence Rate at 6 and 12 Months) Study 005 (Recurrence Rate at 6 and 12 Months) 7.6x 25.9x 1.8x 2.2x p < 0.001 p < 0.001 p < 0.001 p < 0.001 YUTIQTM Patients more likely to be recurrence free YUTIQTM Patients more likely to be recurrence free Sham includes standard of care. * *

Systemic and Local Medications at 12 months ITT population – observed data (STUDY PSV-FAI-001) YUTIQTM patients received substantially less systemic and local rescue medication LESS USE OF RESCUE Sham includes standard of care. *

Reduced Probability of Uveitis Recurrence Through Day 380 After a Single YUTIQ™ FA Insert (STUDY PSV-FAI-001) Note: Sham patients include patients that received rescue therapy ITT Population FAI Hazard Ratio Sham vs. YUTIQ 7.08

YUTIQTM Phase 3 Studies PSV-FAI-001 and PSV-FAI-005 Mean IOP Elevation and Cataract Surgery at 12 Months Percentage mm Hg n = 84 n = 39 Δ = 1.1 mm Hg n = 93 n = 49 Δ = 2.0 mm Hg 14/42 1/21 11/61 3/35 *Sham includes standard of care. * *

YUTIQ™ 6-month vs. 3-year Implant Vitro Release Rate Comparison For Long term in vitro release rate matched with the 3-year insert NOTE: Release rate compared to rate meeting specifications for stability of clinical lot used in Iluvien clinical trials at pre-determined time points (in orange). Potential approval of 6-month duration YUTIQ™ could expand the YUTIQ™ franchise and enable physicians more flexibility Additional regulatory filing planned in 2019

Potential for Two Innovative Ophthalmology Product Launches in 2019 DEXYCUTM YUTIQTM FDA approved 2/09/18 Expected launch 1H 2019 FDA approved 10/12/18 Positioned for Commercial Success Experienced Ophthalmology VP Marketing Several Senior Marketers Senior Ophthalmology Medical Affairs, and MSLs VP Market Access Hired with strong Payor background and track record of success National Sales Director Hired Expected launch 1Q 2019

Commercial Preparations Underway Medical Education Plan Being Executed VP of Medical Affairs in place Multiple KOL Advisory Boards & significant presence at key Congresses Robust Publication plan and key papers on track for publish MSL team near complete Contract Sales Organization Initiated in 2Q 2018 VP of Marketing and Sales in place Dedicated sales team has been interviewed and chosen by EyePoint Management Sales representatives and back office support managed by CSO National Sales Director and DMs managed by EyePoint Payor and Reimbursement Team Build Underway Experienced VP of Market Access in place Reimbursement support services will be provided C-Code (C9034) received for DEXYCUTM J-Code available for YUTIQTM Third party logistics (3PL) in place

Durasert™: Approved Technology for Ocular Delivery EyePoint is one of few companies that has developed FDA-approved extended-release inserts EyePoint will continue to evaluate potential partnerships that utilize Durasert technology OZURDEX (2009, Allergan) BRVO, CRVO, NIU, DME RETISERT (2005, B&L) Uveitis VITRASERT (1996, B&L) CMV retinitis ILUVIEN (2012, Alimera) DME YUTIQ (2018, EyePoint) Uveitis Selected Major IVT Insert Approvals 4 of 5 Assets Durasert Attributes Proven in FDA-approved products Long duration (can be tailored to last months to years) Broadly applicable to small molecules Strong patent estate (2027 expiry) Source: www.accessdata.fda.gov.

Financial Highlights Pro forma* Cash of $67.4M $20M Debt Pro forma* 95.2M Shares *Represents cash and shares outstanding as of June 30, 2018, adjusted to reflect warrant exercise in September 2018

Acquired Icon Bioscience to transform business and accelerate growth Two ophthalmology launches in 1H 2019 Strong leadership team with seasoned executives at the helm Executing on strategy to expand ophthalmology portfolio and utilize existing platform Posterior segment uveitis Postoperative inflammation following cataract surgery EyePoint Highlights Transformational Opportunity in Ophthalmology Obtained $80M+ in capital from new institutional investors